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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Huntsman International LLC on Form S-4 of our report dated February 16, 2001, except for
Note 19, as to which the date is March 13, 2001, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP
Salt Lake City,  Utah

April 9, 2001